Exhibit 10.1

EQUIPMENT SCHEDULE No. 15

Lessee: SIGMATRON INTERNATIONAL, INC.
Street Address: 2201 Landmeier Road	City: Elk Grove Village	State: IL	County: Cook	Zip: 60007
Contact: Michelle Laguna		Telephone: (847) 640-4397
Equipment Location: Carretera Presa La Amistad KM 6.5 y Camino A Santa Eulalia, Acuña, Coahuila, Mexico 26230
Quality	Description
1

SIPLACE SMT Assembly System (Part No. 520502) including (2) SIPLACE SX2 Placement Machine ), (2) 94-Millimeter Magnetpins, (2) 2nd Level Reel Container, (2) Multi-Frame Tape Splice Gripper, Multi-Frame Splice Clips, 8-Millimeter Blue Tape Connector, 12-Millimeter Blue Tape Connector, 16-Millimeter Blue Tape Connector, 24-Millimeter Blue Tape Connector, Nozzle Set for C+P20P, Service Box Nozzle with Copper Head, Head Exchange Kit for CPx, Head Exchange Kit for CPP, Head Exchange Kit for CP20P2, Head Maintenance Kit for CPx, Head Maintenance Kit for CPP, Head Maintenance Kit for CP20P2, Filter Disc for CPP, Filter Disc for C+P20, (50) SmartFeeder 2-Millimeter x 8-Millimeter Xi Splice, (9) SmartFeeder 8-Millimeter Xi Splice, (8) SmartFeeder 12-Millimeter X Splice Sensor, (8) SmartFeeder 16-Millimeter X Splice Sensor, (4) SmartFeeder 24-Millimeter X Splice Sensor, SmartFeeder 32-Millimeter X Splice Sensor, SmartFeeder 44-Millimeter X Splice Sensor, SmartFeeder 88-Millimeter X Splice Sensor, Single Slot Energy Interface X-Feeder, (2) Stick Magazines Feeder Module Type III, (2) Feeder Adapter X-Series, (2) Long Component Magazine SO6/SO8, (2) Long Component Magazine SO14/SO16, Tray Holder SX-Series, Line Operations Machine Connection, EDM Line License V3, (2) Explorer Station Connection, (2) Traceability Station Connection, Process Data Interface, Mobile Touch Computer, SQL2017 Processor, Line Utility Box, Symmedia Plug, (2) ASM Works Core, (8) SmartFeeder 12-Millimeter Splice Sensor, and CPP Nozzle Changer

Serial Number:    R089G-12046522, R090G-12046522

1

Dell PowerEdge R740 Server System (Part No. 20059) including Intel Xeon Gold Quad Core 5222 3.8GHz Processor, 32GB Memory, 1.2TB Hard Drive, Windows 10 Professional 64-bit Operating System, Dell 19-Inch Monitor, Dell Client Precision Workstation System, and Dell UltraSharp 24-Inch Monitor

Serial Number:    28448097087

1	Freight

 This Equipment Schedule No. 15 dated June 10, 2021 (“Equipment Schedule”) incorporates the terms and conditions of that certain Master Lease No. 2017389 dated August 15, 2017 (“Master Lease”) by and between FIRST AMERICAN COMMERCIAL BANCORP, INC. (“Lessor”) and SIGMATRON INTERNATIONAL, INC. (“Lessee”) (the Equipment Schedule and Master Lease as incorporated therein, the “Lease”). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the above-described items of Equipment for the Lease Term and on terms and conditions set forth herein. In the event of any conflict between the terms of the Master Lease and the terms of this Equipment Schedule, the terms of this Equipment Schedule shall prevail.

If applicable, for purposes of this Equipment Schedule and all ancillary documents, the terms defined in the Master Lease as “Delivery Order and Acceptance Certificate” and “Authorization Date” are hereby revised to be “Delivery and Acceptance Certificate” and “Acceptance Date,” respectively.

Base Lease Term 42 Months	Lessee shall pay Lessor a nonrefundable advance rental payment in the amount of $17,338.75 which is applied to the last payment due under the Lease. Billing is monthly.		Monthly Rental Payment $17,338.75, plus applicable taxes

Accepted by Lessee: SIGMATRON INTERNATIONAL, INC.		Accepted by Lessor: FIRST AMERICAN COMMERCIAL BANCORP, INC.
By: /s/ Linda K. Frauendorfer		By: /s/ Mike Bennett
Name: Linda Frauendorfer		Name: Mike Bennett
Title: Chief Financial Officer	Date June 9, 2021	Title: Vice President	Date: June 10, 2021